Exhibit 10.1

Execution Version

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of November 11, 2019

among

MONTAGE RESOURCES CORPORATION,
as Borrower,

BANK OF MONTREAL,
as Administrative Agent,

and

the Lenders Party Hereto

SECOND AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 11, 2019, is among MONTAGE RESOURCES CORPORATION, a Delaware corporation, the Lenders party hereto, and BANK OF MONTREAL, as Administrative Agent.

R E C I T A L S

A.

The Borrower, the Administrative Agent and the Lenders from time to time parties thereto are parties to that certain Third Amended and Restated Credit Agreement dated as of February 28, 2019, (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of September 19, 2019 and as the same may be further amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.

The Borrower has requested that the Administrative Agent and the Lenders amend, and the Administrative Agent and the Lenders party hereto have agreed to amend, the Credit Agreement as herein set forth.

C.

Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment.  Unless otherwise indicated, all annex, article and section references in this Amendment refer to annexes, articles or sections of the Credit Agreement, as applicable.

Section 2.Amendments to the Credit Agreement.

(a)Amendments to Section 1.02.  The following defined term is hereby added to Section 1.02 in appropriate alphabetical order to read in its entirety as follows:

“Second Amendment Effective Date” means November 11, 2019.

(b)Amendment to Section 7.21.  The first sentence of Section 7.21 is hereby amended to read in its entirety as follows:

The proceeds of the Loans and the Letters of Credit shall be used to provide working capital for exploration and production operations, for acquisitions of Oil and Gas Properties permitted hereunder, to consummate the Merger in accordance with the terms of the Merger Agreement and for general corporate, partnership or equivalent purpose, including to (a) refinance Debt of the Borrower under the Existing Credit Agreement and (b) Redeem, on and after the Second Amendment Effective Date, Debt pursuant to clause (iii) of the proviso to Section 9.04(b).

(c)Amendment to Section 9.04(a)(iv)(C)(x).  Section 9.04(a)(iv)(C)(x) is hereby amended by replacing “3.00 to 1.00” with “2.75 to 1.00”.

(d)Amendment to Section 9.04(b).  Section 9.04(b) is hereby amended to read in its entirety as follows:

(b)Redemptions of Permitted Unsecured Debt.  The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is 365 days after the Maturity Date, call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Permitted Unsecured Debt; provided that the Borrower may (i) refinance, in whole or in part, Permitted Unsecured Debt with Permitted Refinancing Debt, (ii) so long as such Redemption occurs substantially contemporaneously with (and in any event within 5 Business Days following) such issuance of Equity Interests, Redeem, in whole or in part, Permitted Unsecured Debt with the net cash proceeds of any issuance of Equity Interests by the Borrower (other than Disqualified Capital Stock) and (iii) Redeem, in one transaction or a series of transactions, Permitted 2015 Bond Debt and any Permitted Refinancing Debt thereof, provided that, in the case of the immediately preceding clause (iii), (A) no Default, Event of Default or Borrowing Base Deficiency then exists or would result therefrom, (B) the Permitted 2015 Bond Debt is Redeemed at a purchase price less than par, (C) the Total Commitments Utilization Percentage is less than 80% immediately before and immediately after giving effect to such Redemption and any concurrent Borrowings, (D) the ratio of Consolidated Total Funded Net Debt as of the date of such Redemption (after giving effect to such Redemption and any concurrent Borrowings) to EBITDAX for the four fiscal quarters ending on the last day of the fiscal quarter immediately preceding the date of such Redemption for which financial statements are available does not exceed 2.75 to 1.00 and (E) the aggregate amount spent by the Borrower and all Restricted Subsidiaries for all such Redemptions since the Second Amendment Effective Date pursuant to this clause (iii) does not exceed $50,000,000.

(e)Amendment to Section 9.21.  Clause (ii) of the proviso to Section 9.21 is hereby amended to read in its entirety as follows:

(ii) refinance Permitted Unsecured Debt with Permitted Refinancing Debt and Redeem Debt with proceeds of the Loans pursuant to clause (iii) of the proviso to Section 9.04(b).

Section 3.Conditions Precedent.  This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a)The Administrative Agent shall have received from Lenders constituting the Majority Lenders, the Administrative Agent, the Borrower and each Guarantor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(b)Both before and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4.Miscellaneous.

(a)Confirmation.  The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment. Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provisions waived or amended hereunder (collectively “Violations”).  Similarly, nothing contained in this letter shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or any of the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Violations, (ii)

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amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, except as expressly set forth herein, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this letter shall be construed to be a waiver by the Administrative Agent or the Lenders of any Violations.

(b)Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and each Guarantor hereby:

(i)acknowledges the terms of this Amendment,

(ii)ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and

(iii)represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, all of the Borrower’s and such Guarantor’s, as applicable, respective representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (A) to the extent any such representations and warranties are expressly limited to an earlier date, as of the date hereof, after giving effect to the terms of this Amendment, such representation and warranty continues to be true and correct in all material respects as of such specified earlier date and (B) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects.

(c)Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

(d)NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f)Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of one counsel to the Administrative Agent.

(g)Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining

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provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(i)Jurisdiction; Venue; Consent to Service of Process; Waiver of Jury Trial.  The express terms of Section 12.09(b), (c) and (d) are hereby incorporated by reference, mutatis mutandis.

(j)Loan Document.  This Amendment is a Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER	MONTAGE RESOURCES CORPORATION

By:/s/ Michael L. Hodges
Name:Michael L. Hodges
Title:Executive Vice President and Chief Financial Officer

GUARANTORS:	ECLIPSE RESOURCES I, LP
ECLIPSE GP, LLC
ECLIPSE RESOURCES – OHIO, LLC
ECLIPSE RESOURCES OPERATING, LLC
BUCKEYE MINERALS & ROYALTIES, LLC
ECLIPSE RESOURCES MIDSTREAM, LP
ECLIPSE RESOURCES MARKETING, LP
ECLIPSE RESOURCES–PA, LP
BLUE RIDGE MOUNTAIN RESOURCES, INC.
BAKKEN HUNTER, LLC
TRIAD HUNTER, LLC
HUNTER REAL ESTATE, LLC
VIKING INTERNATIONAL RESOURCES CO., INC.

By:/s/ Michael L. Hodges
Name:Michael L. Hodges
Title:Executive Vice President and Chief Financial Officer

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

BANK OF MONTREAL, as Administrative Agent

By:/s/ Kevin Utsey
Name:Kevin Utsey
Title:Managing Director

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

BMO HARRIS FINANCING, INC., as a Lender

By:/s/ Kevin Utsey
Name:Kevin Utsey
Title:Managing Director

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCATION, as a Lender

By:/s/ George E. McKean
Name:George E. McKean
Title:Senior Vice President

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:/s/ Scott Mackey
Name:Scott Mackey
Title:Director

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:/s/ Sydney G. Dennis
Name:Sydney G. Dennis
Title:Director

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

By:/s/ Phil Ballard
Name:Phil Ballard
Title:Vice President

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

CITIZENS BANK, N.A., as a Lender

By:/s/ David Slye
Name:David Slye
Title:Managing Director

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:/s/ Michael Sharp
Name:Michael Sharp
Title:Authorized Signatory

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

CIT BANK, N.A., as a Lender

By:/s/ John Feeley
Name:John Feeley
Title:Director

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

BRANCH BANKING & TRUST, as a Lender

By:/s/ Robert Kret
Name:Robert Kret
Title:VP

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

EAST WEST BANK, as a Lender

By:/s/ Kaylan Hopson
Name:Kaylan Hopson
Title:First Vice President

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:/s/ Max Gilbert
Name:Max Gilbert
Title:Vice President

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

THE HUNTINGTON NATIONAL BANK, as a Lender

By:/s/ Cameron Hinojosa
Name:Cameron Hinojosa
Title:Vice President

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:/s/ Lauren Halliday
Name:Lauren Halliday
Title:Vice President

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:/s/ Jamie Minieri
Name:Jamie Minieri
Title:Authorized Signatory

Signature Page
Second Amendment to Third Amended and Restated Credit Agreement